THIS AMENDING AGREEMENT made and dated for reference the 15th day of February, 2002.

AMONG:

TRYX VENTURES CORP., a body corporate, incorporated under the laws of British Columbia, having its head office at Suite 314 - 837 West Hastings Street, Vancouver, British Columbia V6C IB6

(hereinafter called the "Optionee")

OF THE FIRST PART

AND:

GINO CHITARONI, of P. 0. Box 271, Portage Bay Road, Cobalt, Ontario POJ ICO

(hereinafter called "Chitaroni")

OF THE SECOND PART

AND:

BRIAN YOUNGS, of P. 0. Box 365, 93 Hazel Circle, Temagami, Ontario POH 2HO

(hereinafter called "Youngs")

OF THE THIRD PART

AND:

TOM VON CARDINAL, of P. 0. Box 58, Latchford, Ontario POJ INO

(hereinafter called "Von Cardinal")

OF THE FOURTH PART

(Chitaroni, Youngs and Von Cardinal are hereinafter collectively called the "Optionors")

WHEREAS:

A. Pursuant to an agreement among the parties hereto dated for reference February 15, 2000 (the "Agreement"), the Optionors granted an exclusive option to the Optionee, entitling it to acquire an undivided one hundred percent (100%) interest in the Property, on the terms and conditions thereinafter set forth;

B. Capitalized terms used herein shall have the same meanings as contained in the Agreement;

C. The parties wish to amend certain provisions of the Agreement;

NOW THEREFORE THIS AMENDING AGREEMENT WITNESSETH that in consideration of these presents and the sum of Ten Dollars ($10.00) now paid by each of the parties to each of the other parties hereto, the receipt and sufficiency of which is hereby acknowledged by each of the parties, and for other good and valuable consideration, the receipt and sufficiency of which is also hereby acknowledged by each of the parties hereto, the parties hereto hereby agree as follows:

1. Sub-paragraph 4.01 (b)(ii) of the Agreement is deleted in its entirety and is replaced with the following:

"4.01(b)(ii) an additional $120,000 on or before the third anniversary of the date of this Agreement;".

2. In all other respects the terms and conditions of the Agreement shall continue in full force and effect.

3. Each of the parties hereto agrees to do and/or execute all such further and other acts, deeds, things, devices, documents and assurances as may be required in order to carry out the true intent and meaning of this Amending Agreement.

4. This Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and each of their successors and permitted assigns, as the case may be.

5. This Amending Agreement may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts taken together will be deemed to be one and the same instrument. The execution of this Amending Agreement will not become effective until all counterparts hereof have been executed by all of the parties hereto.

6. Each of the parties hereto will be entitled to rely upon delivery by facsimile of executed copies of this Amending Agreement, and such facsimile copies will be effective to create a valid and binding agreement among the parties hereto in accordance with the terms and conditions of this Amending Agreement.

IN WITNESS WHEREOF this Amending Agreement has been executed and delivered as of the day and year first above written.

SIGNED and DELIVERED by TRYX VENTURES CORP. in the presence of: /s/ Mauro Baessato Authorized Signatory

SIGNED and DELIVERED by
GINO CHITARONI
in the presence of:
/s/ Robert Jolvy
Signature of Witness
Robert Jolvy
Name of Witness - please type or print
101 Elm St. New Lisklard
Address of Witness - please type or print

SIGNED and DELIVERED by
BRIAN YOUNGS
in the presence of:

/s/ Margaret A. Youngs
Signature of Witness
Margaret A. Youngs
Name of Witness - please type or print
PO Box 365, 93 Hazel Circle
Address of Witness - please type or print
Temagami, Ontario POH 2HO

SIGNED and DELIVERED by
TOM VON CARDINAL
in the presence of:

/s/ Robert Jolvy
Signature of Witness
Robert Jolvy
Name of Witness - please type or print
101 Elm St. New Lisklard
Address of Witness - please type or print

/s/ Gino Chitaroni GINO CHITARONI /s/ Brian Youngs BRIAN YOUNGS /s/ Tom Von Cardinal TOM VON CARDINAL

DATED: FEBRUARY 15, 2002.

____________________________________________________________________________________
AMONG:

TRYX VENTURES CORP.

OF THE FIRST PART

AND:

GINO CHITARONI

OF THE SECOND PART

AND:

BRIAN YOUNGS

OF THE THIRD PART

AND:

TOM VON CARDINAL

OF THE FOURTH PART

____________________________________________________________________________________

AMENDING AGREEMENT

____________________________________________________________________________________

Tupper Jonsson & Yeadon
Suite 1710 - 1177 West Hastings Street
Vancouver, B.C.
V6E 2L3

Telephone: (604) 683-9262